Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents
11 Cash and cash equivalents
Cash and cash equivalents are comprised the following:

	As of December 31,
In thousands of USD	2021	2022
Cash at bank and in hand	96,094	58,083
Short-term deposits	20,996	13,496
Total Cash and cash equivalents	117,090	71,579
Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.
The Group has no restricted cash on cash and cash equivalents as of December 31, 2022 (December 31, 2021: nil).
While cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified expected credit loss was immaterial, due to low credit risk rating of the financial institutions.